Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-K

KEY PERFORMANCE FACTORS
December 31, 1997



        Expected B Maturity                                        11/17/03


        Blended Coupon                                              6.1637%



        Excess Protection Level
          3 Month Average   5.18%
          December, 1997   5.21%
          November, 1997   4.93%
          October, 1997   5.40%


        Cash Yield                                  18.25%


        Investor Charge Offs                         4.64%


        Base Rate                                    8.40%


        Over 35 Day Delinquency                      4.81%


        Seller's Interest                           16.15%


        Total Payment Rate                          13.29%


        Total Principal Balance                     $34,934,847,924.76


        Investor Participation Amount               $1,000,000,000.00


        Seller Participation Amount                 $5,643,513,406.27